Exhibit 99.1

             Community Capital Corporation Reports Strong
          Loan Growth and Announces Quarterly Cash Dividend


    GREENWOOD, S.C.--(BUSINESS WIRE)--Jan. 18, 2007--Community Capital Corporation (NASDAQ: CPBK) reports operating results for fourth quarter and year ended December 31, 2006.

    Total assets increased 19 percent to $712,563,000 at December 31, 2006 from $598,790,000 at December 31, 2005. Total loans increased $108,300,000, or 23 percent to $574,192,000 at December 31, 2006, compared to $465,892,000 at December 31, 2005. Total deposits increased $53,310,000, or 12 percent to $486,956,000 at December 31, 2006 from $433,646,000 at December 31, 2005. Shareholders' equity at December 31, 2006 was $58,926,000, compared to $54,505,000 at December 31, 2005, resulting in an increase of eight percent. Year to date return on average assets was 0.87 percent compared to 1.24 percent for the same period in 2005. Return on equity was 10.05 percent compared to 12.74 percent in 2005.

    Pro forma net income for the three months ended December 31, 2006 increased one percent to $1,588,000 or $0.42 per diluted share, from $1,571,000 or $0.41 per diluted share.(1) Net income for the three months ended December 31, 2006 was $1,544,000, a decrease of 33 percent from $2,292,000 reported in the same period last year. Diluted earnings per share for the quarter were $0.40, compared to $0.60 reported in 2005. Return on average assets was 0.87 percent for the fourth quarter of 2006 compared to 1.56 percent for the same period in 2005. Return on average equity for the fourth quarter was 10.41 percent compared to 16.53 percent in 2005.

    Pro forma earnings per share decreased seven percent from $1.63 for the twelve months ended December 31, 2005 to $1.52 for the twelve months ended 2006.(1) Pro forma net income decreased from $6,373,000 at December 31, 2005 to $5,798,000 at December 31, 2006. Net income for the twelve months ended December 31, 2006 was $5,759,000 versus $7,094,000, a decrease of 19 percent. Diluted earnings per share for the period were $1.51, down from $1.82 reported in 2005.

    The company also declared a quarterly cash dividend of $0.15 per share, which is payable by March 2, 2007 to shareholders of record as of February 16, 2007. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.

    Community Capital Corporation is the parent company of CapitalBank, which operates 17 community oriented branches throughout upstate South Carolina that offer a full array of banking and wealth management services. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

INCOME STATEMENT DATA
(Dollars in thousands,     Three Months Ended         Year Ended
 except per share data)        December 31            December 31
------------------------------------------------ ---------------------
                            2006        2005        2006      2005
------------------------------------ ----------- ---------------------
                         (Unaudited) (Unaudited) (Unaudited)
------------------------------------ ----------- ---------------------
Interest income              11,248       8,347      40,679    30,878
------------------------------------ ----------- ---------------------
Interest expense              5,796       3,172      19,625    10,958
------------------------------------ ----------- ---------------------
Net interest income           5,452       5,175      21,054    19,920
------------------------------------ ----------- ---------------------
Provision for loan losses       340         400       1,140       825
------------------------------------ ----------- ---------------------
Net int. income after
 provision                    5,112       4,775      19,914    19,095
------------------------------------ ----------- ---------------------
Non-interest income:
------------------------------------ ----------- ---------------------
     Service charges on
      deposit accounts          666         726       2,627     3,035
------------------------------------ ----------- ---------------------
     Residential mortgage
      origination fees          234         152         760       828
------------------------------------ ----------- ---------------------
     Commissions from
      sales of mutual
      funds                      31          35         245       178
------------------------------------ ----------- ---------------------
     Income from
      fiduciary
      activities                330         243       1,177       901
------------------------------------ ----------- ---------------------
     Gain on sales of
      marketable equity
      securities                  -       1,092           -     1,092
------------------------------------ ----------- ---------------------
     Gain on sales of
      fixed assets                -           -           2       101
------------------------------------ ----------- ---------------------
     Other operating
      income                    368         219       1,217     1,258
------------------------------------ ----------- ---------------------
Non-interest expense:
------------------------------------ ----------- ---------------------
     Salaries and
      employee benefits       2,756       2,434      10,687     9,723
------------------------------------ ----------- ---------------------
     Net occupancy
      expense                   278         216       1,113       977
------------------------------------ ----------- ---------------------
     Amortization of
      intangible assets         123         128         492       515
------------------------------------ ----------- ---------------------
     Furniture and
      equipment expense         205         276         838       945
------------------------------------ ----------- ---------------------
     Loss on sales of
      securities
      available-for-sale         67           -          61        66
------------------------------------ ----------- ---------------------
     Loss on sales of
      fixed assets                -           1           -         -
------------------------------------ ----------- ---------------------
     Other operating
      expenses                1,191         975       4,974     4,689
------------------------------------ ----------- ---------------------
Income before taxes           2,121       3,212       7,777     9,573
------------------------------------ ----------- ---------------------
Income tax expense              577         920       2,018     2,479
------------------------------------ ----------- ---------------------
Net income                    1,544       2,292       5,759     7,094
------------------------------------ ----------- ---------------------

------------------------------------ ----------- ---------------------
Primary earnings per
 share                        $0.41       $0.62       $1.54     $1.87
------------------------------------ ----------- ---------------------
Diluted earnings per
 share                        $0.40       $0.60       $1.51     $1.82
------------------------------------ ----------- ---------------------

------------------------------------ ----------- ---------------------
Average shares
 outstanding (fully
 diluted)                 3,813,702   3,803,333   3,811,737 3,909,751
------------------------------------ ----------- ---------------------
Return on average assets       0.87%       1.56%       0.87%     1.24%
------------------------------------ ----------- ---------------------
Return on average equity      10.41%      16.53%      10.05%    12.74%
------------------------------------ ----------- ---------------------
Net interest income
 (fully tax equivalent at
 38%)                         5,580       5,312      21,568    20,471
------------------------------------ ----------- ---------------------
Net interest margin
 (fully tax equivalent at
 38%)                          3.44%       3.98%       3.60%     3.94%
------------------------------------ ----------- ---------------------
Efficiency ratio              63.17%      61.02%      65.61%    63.17%
------------------------------------ ----------- ---------------------

BALANCE SHEET DATA
(Dollars in thousands, except per share data)  December 31 December 31
---------------------------------------------------------- -----------
                                                  2006        2005
---------------------------------------------------------- -----------
                                               (Unaudited)
---------------------------------------------------------- -----------
Total assets                                      712,563     598,790
---------------------------------------------------------- -----------
Investment securities                              73,950      75,887
---------------------------------------------------------- -----------
Loans                                             574,192     465,892
---------------------------------------------------------- -----------
Allowance for loan losses                           6,200       6,324
---------------------------------------------------------- -----------
Total intangible assets                            10,427      10,918
---------------------------------------------------------- -----------
Total deposits                                    486,956     433,646
---------------------------------------------------------- -----------
Other borrowings                                  150,907     106,324
---------------------------------------------------------- -----------
Junior subordinated debentures                     10,310           -
---------------------------------------------------------- -----------
Shareholders' equity                               58,926      54,505
---------------------------------------------------------- -----------

---------------------------------------------------------- -----------
Book value per share                               $15.55      $14.63
---------------------------------------------------------- -----------
Equity to assets                                     8.27%       9.10%
---------------------------------------------------------- -----------
Loan to deposit ratio                              117.91%     107.44%
---------------------------------------------------------- -----------
Allowance for loan losses/loans                      1.08%       1.36%
---------------------------------------------------------- -----------

                         Three Months Ended          Year Ended
Average Balances             December 31             December 31
---------------------------------------------- -----------------------
                          2006        2005        2006        2005
---------------------------------- ----------- ----------- -----------
                       (Unaudited) (Unaudited) (Unaudited) (Unaudited)
---------------------------------- ----------- ----------- -----------
Average total assets      704,790     583,491     660,990     571,157
---------------------------------- ----------- ----------- -----------
Average loans             564,201     447,044     522,520     437,890
---------------------------------- ----------- ----------- -----------
Average earning assets    642,929     529,726     599,900     519,720
---------------------------------- ----------- ----------- -----------
Average deposits          486,291     440,103     470,890     431,713
---------------------------------- ----------- ----------- -----------
Average interest
 bearing deposits         422,504     379,477     407,819     375,652
---------------------------------- ----------- ----------- -----------
Average non-interest
 bearing deposits          63,787      60,626      63,071      56,061
---------------------------------- ----------- ----------- -----------
Average other
 borrowings               143,529      82,933     121,717      79,799
---------------------------------- ----------- ----------- -----------
Average junior
 subordinated
 debentures                10,310           -       5,649           -
---------------------------------- ----------- ----------- -----------
Average shareholders'
 equity                    58,797      55,363      57,297      55,796
---------------------------------- ----------- ----------- -----------

---------------------------------- ----------- ----------- -----------
    Asset quality
---------------------------------- ----------- ----------- -----------

---------------------------------- ----------- ----------- -----------
Non-performing loans        2,205       2,351       2,205       2,351
---------------------------------- ----------- ----------- -----------
Other real estate             134          93         134          93
---------------------------------- ----------- ----------- -----------
Loans past due 90+ days       489         222         489         222
---------------------------------- ----------- ----------- -----------
Net charge-offs               289          94       1,263         309
---------------------------------- ----------- ----------- -----------
Net charge-offs to
 average loans               0.05%       0.02%       0.24%       0.07%
---------------------------------- ----------- ----------- -----------

    Footnote 1


Pro Forma Earnings         Three Months Ended     Twelve Months Ended
 Reconciliation                December 31            December 31
------------------------------------------------ ---------------------
                            2006        2005        2006      2005
------------------------------------ ----------- ---------------------
                         (Unaudited) (Unaudited) (Unaudited)
------------------------------------ ----------- ---------------------
Net income before one
 time items                   1,544       2,292       5,759     7,094
------------------------------------ ----------- ---------------------
Loss on the sale of
 securities                      67                      61
------------------------------------ ----------- ---------------------
Gain on the sale of fixed
 assets                           -                      (2)
------------------------------------ ----------- ---------------------
Gain on the sale of
 marketable equity
 securities                       -      (1,092)          -    (1,092)
------------------------------------ ----------- ---------------------
Total non-recurring items
 before tax                      67      (1,092)         59    (1,092)
------------------------------------ ----------- ---------------------
Tax adjustment on one
 time items                     (23)        371         (20)      371
------------------------------------ ----------- ---------------------

------------------------------------ ----------- ---------------------
Pro forma net income          1,588       1,571       5,798     6,373
------------------------------------ ----------- ---------------------
Average shares
 outstanding (fully
 diluted)                 3,813,702   3,803,333   3,811,737 3,909,751
------------------------------------ ----------- ---------------------
Pro forma diluted
 earnings per share           $0.42       $0.41       $1.52     $1.63
------------------------------------ ----------- ---------------------


    CONTACT: Community Capital Corporation
             R. Wesley Brewer, 864-941-8290
             Executive Vice President/CFO
             wbrewer@capitalbanksc.com
             or
             Lee Lee M. Lee, 864-941-8242
             Vice President/ Investor Relations
             llee@capitalbanksc.com
             www.comcapcorp.com